UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 29, 2011
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Lincoln Educational Services Corporation
(Exact Name of Registrant as Specified in Charter)
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New Jersey (State or other jurisdiction of incorporation)	000-51371 (Commission File Number)	57-1150621 (I.R.S. Employer Identification No.)

200 Executive Drive, Suite 340 West Orange, New Jersey 07052 (Address of principal executive offices)		07052 (Zip Code)

Registrant’s telephone number, including area code: (973)736-9340

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 5, 2011, Lincoln Educational Services Corporation (the “Company”) issued a press release announcing, among other things, its results of operations for the first quarter ended March 31, 2011.  A copy of the press release is furnished herewith as Exhibit 99.1 and attached hereto.  The information contained under this Item 2.02 in this Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  Furthermore, the information contained under this Item 2.02 in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 29, 2011, the Company’s compensation committee (the “Compensation Committee”) approved the grant of performance-based restricted stock awards (the “Performance Shares”) to certain members of our senior management as follows:

Name	Number of Performance Shares
Shaun E. McAlmont, President and Chief Executive Officer	35,928
Scott M. Shaw, Executive Vice President and Chief Administrative Officer	23,952
Cesar Ribeiro, Senior Vice President, Chief Financial Officer and Treasurer	19,162

The Performance Shares vest over four years based upon the attainment of (i) a specified operating income margin during any one or more of the fiscal years in the period beginning January 1, 2011 and ending December 31, 2014 and (ii) the attainment of earnings before interest, taxes, depreciation and amortization (“EBITDA”) targets during each of the fiscal years ended December 31, 2011, 2012, 2013 and 2014.  The EBITDA targets will be set at the beginning of each applicable fiscal year.  If an applicable EBITDA target is not attained, the Compensation Committee has the discretion to determine that the Performance Shares that would have vested had the target been attained will not be forfeited but, instead, will be subject to a replacement EBITDA target.  In addition, notwithstanding the attainment of the applicable performance targets, the Compensation Committee has the discretion to determine that all or a portion of the Performance Shares will not vest based on facts and circumstances occurring after the date of grant that the Compensation Committee deems relevant.  In no event shall the Performance Shares vest if the operating income margin target is not attained.  Participants have all of the rights of a stockholder prior to vesting.

A copy of the form of Performance-Based Restricted Stock Award Agreement is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 29, 2011, the Company held its Annual Meeting of Shareholders. The following proposals were passed:

1.	Election of the following 9 individuals as directors of the Company for a one-year term, which will expire at the 2012 Annual Meeting of Shareholders.

	Votes For	Votes Withheld	Broker Non-Votes
Alvin O. Austin	15,725,596	298,121	2,910,326
Peter S. Burgess	15,725,821	297,896	2,910,326
James J. Burke, Jr.	15,762,272	261,445	2,910,326
Celia H. Currin	15,703,213	320,504	2,910,326
Paul E. Glaske	15,043,980	979,737	2,910,326
Charles F. Kalmbach	15,043,163	980,554	2,910,326
Shaun E. McAlmont	15,777,004	246,713	2,910,326
Alexis P. Michas	15,442,022	581,695	2,910,326
J. Barry Morrow	15,125,187	898,530	2,910,326

2.	Advisory, non-binding “Say-On-Pay” vote to approve the compensation of our named executive officers.

Votes For	Votes Against	Abstain	Broker Non-Votes
9,861,091	6,092,702	69,924	2,910,326

3.	Advisory, non-binding vote on frequency of future advisory votes on the Company’s compensation of named executive officers.

1 year	2 years	3 years	Abstain	Broker Non-Votes
13,063,661	932,964	1,963,535	63,557	2,910,326

4.	To amend and restate the Company’s 2005 Long-Term Incentive Plan.

Votes For	Votes Against	Abstain	Broker Non-Votes
14,712,558	1,233,994	77,165	2,910,326

5.	Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011.

Votes For	Votes Against	Abstained
18,657,240	269,391	7,412

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

10.1	Form of Performance-Based Restricted Stock Award Agreement.

99.1	Press release of Lincoln Educational Services Corporation dated May 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN EDUCATIONAL SERVICES CORPORATION

Date: May 5, 2011

	By:		/s/ Cesar Ribeiro
		Name:	Cesar Ribeiro
		Title:	Senior Vice President, Chief Financial
Officer and Treasurer